Fourth Quarter 2018 Investor Presentation February 14, 2019 Andrew Lane President & CEO Jim Braun Executive Vice President & CFO Exhibit 99.1

Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected,” “looking forward,” “guidance,” “Results in mid-cycle Adjusted EBITDA” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, gross profit, gross profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. Statement Regarding Use of Non-GAAP Measures: The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company.

Fourth Quarter 2018 Investor Presentation

MRC Global 3

Global Leader in PVF Distribution

Largest pipe, valves and fittings (PVF) distributor – TTM Sales of $4.2B

Key Role in Global Supply Chains of Energy Companies

- Create value for both customers and suppliers
- Closely integrated into customer supply chains
- Volume purchasing savings and capital efficiencies for customer

Differentiated Global Capabilities

- Footprint with ~300 service locations in 22 countries
- Premier quality program, material sourcing & customer service
- Serve broad PVF needs making it convenient and efficient for customers

Diversified Business Mix

- Balanced portfolio across upstream, midstream & downstream sectors
- Product mix focused on higher margin offerings
- Strategic focus on maintenance, repair and operations (MRO) contracts
- Growing integrated supply & project business
- Serve 200+ fabrication customers with ~$395M in annual revenue

Upstream 31%



Midstream 40%



Downstream 29%



Note: For the twelve months ended December 31, 2018

Diversified by Region, Industry Sector and Product Line - Well Positioned Through Cycle Revenue by Geography United States 80% Downstream 29% Note: Percentage of sales are for the twelve months ended December 31, 2018. Industrial includes metals & mining, fabrication, pulp & paper, power generation and general industrial. Midstream 40% Upstream 31% Revenue by Product Line Revenue by Industry Sector

Upstream – Providing Completion Infrastructure to E&P Operators Provide well hook-ups via on-site product trailers, above-ground infrastructure PVF products for flow lines & tank batteries Serve exploration & production (E&P) operators including Shell, Chevron, Anadarko, California Resources Corporation and Canadian Natural Resources Primary drivers are customers’ capital budgets for well completions & production tank battery upgrades and expansions Walk-in counter sales at strategically located branches in active oil & gas production areas Located in all major basins - revenue follows basin market activity levels Permian basin is our largest upstream position representing 7% of total 2018 revenue and with growth of 62% in 2018 over 2017

Serving Midstream Customers Gas Utilities Transmission & Gathering Provide PVF to midstream gathering customers Provide PVF bulks & shorts and logistical services to long-haul transmission customers Benefit from recent pipeline approvals & modernization projects replacing older pipelines Customers include TransCanada, DCP Midstream, Energy Transfer, Williams Partners, Equitable, Enable Midstream Partners Provide PVF & integrated supply services Business drivers: integrity projects & pipeline enhancement projects independent of commodity prices residential & commercial, new & upgrade installations Relatively stable, steady growth Contracts or sales with 8 of the 10 largest gas utilities in the U.S. (e.g. PG&E, NiSource, Atmos, Duke, Southern Company Gas)

Serving Downstream Customers Refining Chemical & Industrial Recurring MRO revenue from planned & unplanned maintenance Provide on-location “zone store” inventory Contracts or sales with all of the 10 largest refiners in the U.S. (e.g. Shell, Chevron, Marathon Petroleum Company, Valero, Phillips 66, ExxonMobil) Low gas prices provide stable, advantaged feedstock for plastics Positioned to benefit from planned U.S. petrochemical projects

MRC Global is a Critical Link Between Its Customers & Suppliers CUSTOMERS SUPPLIERS Energy Carbon Steel Tubulars Valves Supplier Value Proposition Manufacturing and scale efficiencies Leverage MRC Global’s footprint Access to 15,000+ customers Lead suppliers through the quality process Customer Value Proposition Outsource non-core supply chain and logistics functions Reduce supply chain complexity Savings from volume purchasing and global sourcing, 40+ countries Product availability - access to MRC Global’s broad inventory with approx.11,000 suppliers Approve new suppliers through rigorous quality program Fittings, Flanges and Other IOCs Downstream Midstream Upstream

Fourth Quarter 2018 Investor Presentation

MRC Global 9

Global Footprint – Strategically Located in Key Geographies to Deliver Solutions to Customers

North America


Nisku, AB
Cheyenne, WY
Odessa, TX
Bakersfield, CA
San Antonio, TX
Munster, IN
Pittsburgh, PA
Tulsa, OK
Houston, TX

International


Stavanger, NO
NORDIC
Bradford, UK
EUROPE
Rotterdam, NL
Dubai, UAE
ME / Caspian
Asia Pacific
Singapore
Perth, WA

- Valve & Engineering Center (VEC)
- Regional Distribution Center (RDC)
- Branch Location (BR)
- Headquarters (HQ)
- Corporate Office

North America	As of 12/31/2018
Branches	120
RDCs	9
VECs	13
Employees	~2,775

MRC Global	As of 12/31/2018
Branches	169
RDCs	15
VECs	25
Countries	22
Employees	~3,598

International	As of 12/31/2018
Branches	49
RDCs	6
VECs	12
Countries	20
Employees	~823

Strategy for Creating Shareholder Value Grow Market Share Provide superior customer service & cost-saving supply chain solutions Maximize Profitability Focus on higher margin products, end-markets & sales strategies Maximize Working Capital Efficiency Reduce cash conversion cycle Optimize Capital Structure Focus on blue chip customers who demand value-added service and technical expertise Optimize capital structure with financial flexibility throughout the cycle Optimize inventory to maximize turnover and margin Leverage scale & global supply chain Focus on controlling costs & operating leverage Expand offering of value-added services to capture enhanced margin Continual operational efficiency improvements Target leverage ratio ~2-3x net debt to adjusted EBITDA Invest for growth Return capital to shareholders Leverage market leadership position and global footprint Provide multi-channel engagement to capture buying

Fourth Quarter 2018 Investor Presentation

MRC Global 11

Strong Record of Customer Contract Wins and Renewals – Yields Growth Opportunities

1. **Renew Existing & Obtain New MRO Contract Customers**
   - Approximately 55% of sales are from our top 25 customers[1]
2. **Expand Global Chemical and Valve businesses**
   - Target - 40% of total revenue from valves, automation, measurement and instrumentation
3. **Continue to Expand the Integrated Supply Business**
   - Approx. $945 million in revenue[1]

Selected Recent Contract Wins and Renewals

Customer	Type/ Scope	Products	Geography
Anadarko	Renewal	PVF	U.S.
Valero	New	PVF	U.S.
South Jersey Gas	Renewal	Integrated Supply	U.S.
Enterprise Products	New	PVF	U.S.
Pioneer Natural Resources	New	PVF	U.S.
Dominion	Renewal	PVF	US
Marathon Petroleum	Renewal	PVF	U.S.
BP (downstream)	Renewal	PVF	U.S.
TransCanada	Renewal	PVF	U.S.
CNRL	Renewal with added scope	PVF	N.A.
Duke	Renewal with added scope	Integrated Supply	U.S.
DCP Midstream	Renewal	PVF	U.S.
Southern Co Gas	Renewal	Integrated Supply	U.S.
Shell	Renewal	PFF, Valves	N.A., Global
NiSource	Renewal with added scope	Integrated Supply	U.S.
ConocoPhillips	Renewal	PVF	U.S.

1. For the twelve months ended December 31, 2018

End Market Growth Opportunities E&P Spending1 Sources: Evercore ISI, “The 2019 Evercore ISI Global E&P Spending Outlook: A Slow Recovery,” published December 2018. Stifel Diversified Industrials Specialty Engineering and Construction, pipeline database December 2018. All tiers. Probability weighted. Industrial Info Resources: February 2019. Excludes Mexico. North American Refining & Chemical Spending3 billions billions Upstream Midstream Downstream billions New Pipeline Spending In U.S.2

Valve, Actuation, Measurement & Instrumentation (VAMI) Value-added offerings: Valve actuation/automation – allow customer to mix & match manufacturers to maximize functionality and minimize cost Engineered Solutions – engineering & design of actuation and control packages Traceability – unique serialization of entire valve actuation package Testing – Fugitive emission testing, material identification (e.g. metallurgy), x-ray, magnetic particle examination, pressure testing ValveWatch® – patented technology that monitors valves for indicative repairs reducing downtime & preventing failures Value-Added Services: Positioning Offerings to Higher Margin Products & Services with Broad Capabilities

Leading Global Distributor of Valve Products & Services in Oil & Gas 2018 VAMI Sales Valve & Engineering Centers Worldwide 25

Fourth Quarter 2018 Investor Presentation

MRC Global 15

Impact of Tariffs – Work Closely with Customers to Optimize the Global Supply Chain

In general, inflation is a positive for distribution companies

Summary:

- Section 232 - effective 3/23/18. Tariffs & quotas substituted for tariffs, various countries affected differently
- Section 301 - tariffs affect certain valves, valve parts, fittings and flanges manufactured in China
  - List 3 items (totaling $200B in products) will incur an additional 15% tariff (totaling 25%) beginning 3/2/19
- Directly or indirectly impacts all stainless & carbon products including pipe, fittings and flanges
  - Approx. 40% of revenue affected
  - Inventory: Carbon ~70% domestic, 30% imported. Stainless~40% domestic, 60% imported.
- Valves are also being impacted by Chinese regulations, resulting in the closure of steel manufacturers and casting foundries. Actions lead to inflationary pricing & extended lead times
- 4Q18 average price of pipe is 24% greater than the 4Q17 average price (per Pipelogix)

Impact:

- Contract structure – cost plus pricing with 90 day re-pricing terms
- Revenue – higher cost products from inflation result in higher revenue and higher LIFO expense
- Margin dollars – more expensive materials with the same percentage mark-up result in more margin dollars

MRC Global is well-positioned with carbon, stainless and valve suppliers

Working Capital Management Focus on Optimizing Operations Target is ~20% working capital to sales ratio Increased working capital as a percentage of revenue early in 2018 due to an investment in inventory ahead of inflationary pricing pressures as well as growth in the business. Ended the year at target. Investments in working capital are weighted to higher margin products Optimizing Net Working Capital1 Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. High operating leverage - SG&A as a percentage of sales is declining as sales increase and operating costs are controlled Achieved incremental adjusted EBITDA of 19.2% in 2018, the second year of incremental adjusted EBITDA well-above historical averages Actively Managing SG&A Costs Declining SG&A as % of Revenue Actively Managing Costs

Fourth Quarter 2018 Investor Presentation

MRC Global 17

New Houston Operations Complex at La Porte - Supporting Growth & Continued Operational Efficiencies

- Expanding complex to include 127,000 ft^2 valve modification facility in 2019
- Consolidates four locations including three Houston locations, Galena Park, Darien & East Park
  - Large project staging capabilities
  - Easily scalable for growth
- Strategically located near refining and petrochemical customers
  - Supports growth from recent multi-year downstream customer contracts including ExxonMobil, BASF, LyondellBasell and The Chemours Company
- Our largest global valve & engineering enter (VEC) with expanded capabilities including valve testing services

Largest regional distribution center in global footprint with **415,000 ft^2** including a **40,000 ft^2** VEC


MRC Global

Investing in Technology for Long-Term Growth & Efficiency MRCGOTM online catalog - Broadening the Customer Experience of the top 36 customers’ TTM revenue or approximately $730 million was transacted through e-commerce (e.g. catalog, EDI) ~34% B-2-B for contract customers allows for easy and efficient ordering Customized for each customer’s contract terms, part numbers, commonly ordered items Real-time inventory, pricing and order status 2018 results: $928 million of revenue transacted via e-commerce $126 million of revenue generated through MRCGOTM $ millions

Strategic Capital Decisions Support Growth Investing and Financing cash flows from 2013 through 2018. Net Financing equals the total issuance less repayment of debt and equity excluding share repurchases. Excludes miscellaneous sources of cash such as asset proceeds. Effectively Positioned the Balance Sheet … Advantageous debt agreements with favorable terms, low interest rate and maturities 2022+ Liquidity of $492 million – sufficient to cover working capital and M&A Net leverage declined from 2.7x in 2017 to 2.3x in 2018 1Q 2018 – entered into a 5-year interest rate swap fixing $250 million Term Loan notional at 5.71% (post repricing) 2Q 2018 – repriced Term Loan lowering interest rate 50bps … For Capital Deployment Opportunities Organic growth initiatives - Investments to drive share gains & efficiencies New $150 million share repurchase authorization approved in October 2018: $75 million repurchased in 4Q 2018 $25 million repurchased in 2019, as of 1/31/2019 Executed share repurchases of $225 million: $125 million authorization completed in 1Q 2017 $100 million authorization completed in 2Q 2018 Debt repayment > $1 billion in 2015 & 2016 Use of Cash Flow (2013 – 2018¹) Net Leverage

Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 7.0% 8.5% ($ millions, except per share data) 2.0% 4.2% 4.8% 2.2% 4.5% Diluted EPS Quarterly & YTD Financial Performance See reconciliation of non-GAAP measures to GAAP measures in the appendix 4.8% 7.5% 6.2% 4.9% 6.7% 18.5% 20.1% 20.0% 18.6% 19.6%

Total Debt Capital Structure Cash Flow from Operations Return on Average Net Capital Employed ($ millions) Strong Balance Sheet Provides Financial Flexibility Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash. Return on Average Net Capital Employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity). Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 2.7x 2.7x 2.3x Net Leverage1: December 31, 2018 Cash and Cash Equivalents $ 43 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 393 Global ABL Facility due 2022 291 Total Debt $ 684 Preferred stock 355 Common stockholders’ equity 692 Total Capitalization $ 1,731 Liquidity $ 492

Favorable Trends Lead to Continued Growth POSITIVE MACROECONOMIC CONDITIONS Increased production in U.S. requiring additional oil & gas facility (e.g. tank battery) expansions and pipeline infrastructure Deregulation of new pipeline installations and multi-year investments in replacement pipeline for aging infrastructure & pipeline integrity projects Stable supply of low-cost natural gas providing secure feedstock for petrochemical processing along with increasing demand for plastics leads to higher petrochemical facility investment Favorable economics for gas-exporting pipelines to Mexico & Canada, LNG to rest of world Drilled but Uncompleted well (DUC) count represents backlog of future upstream completion revenue MRC GLOBAL Multi-year contract wins and renewals represent an increase in market share Higher margin product mix strategy Lower operating cost model provides a competitive advantage Results in mid-cycle Adjusted EBITDA of approximately $300M

World-class Management Team with Significant Distribution and Energy Experience Compelling Long-Term Investment Market Leader in PVF Distribution, Serving Critical Function to the Energy Industry Diversified Across Sectors, Regions and Customers Differentiated Global Platform Creates Customer Value Counter-cyclical Cash Flow and Strong Balance Sheet Organic Growth Potential via Market Share Gains from Expanded Multi-year MRO Contracts and Long-term Secular Growth from Global Energy Demand Proven History of Driving Continuous Productivity Improvements Industry Consolidator with Proven Success in Acquiring and Integrating Businesses

Appendix

Financial Outlook 2019 Outlook 2019E Income Statement Sequential revenue Revenue – $4,070 - $4,470 million 1Q19 – down 6% Adjusted Gross Profit – 19.7% - 19.9% LIFO – $25 - $50 million expense Cash Flow SG&A – $555 - $575 million Capital expenditures – $25 million Adjusted EBITDA – $275 - $315 million Cash flow from operations – $150 - $200 million Tax rate – 25% annual Equity based compensation – $15 million Earnings Per Share – $0.80 – $1.10 Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. For a reconciliation to their closest GAAP measures, see our Current Report on Form 8-K dated February 14, 2019. The foregoing 2019 Outlook contains forward-looking statements. See our Current Report on Form 8-K dated February 14, 2019 for a discussion of these statements and the factors that might impact the various items in the 2019 Outlook.

Fourth Quarter 2018 Investor Presentation
MRC Global 26

Annual Financial Performance

($ millions, except per share data)

Sales


$5,571
$5,231
$5,933
$4,529
$3,041
$3,646
$4,172
2012
2013
2014
2015
2016
2017
2018

Y-o-Y Growth	(6%)	13%	(24%)	(33%)	20%	14%

Adjusted Gross Profit and % Margin[1]


$1,058
$1,009
$1,120
$814
$523
$677
$819
19.0%
19.3%
18.9%
18.0%
17.2%
18.6%
19.6%
2012
2013
2014
2015
2016 2
2017 3
2018

Y-o-Y Growth	(5%)	11%	(27%)	(36%)	30%	21%

Adjusted EBITDA and % Margin[1]


$463
$386
$424
$235
$75
$179
$280
8.3%
7.4%
7.1%
5.2%
2.5%
4.9%
6.7%
2012
2013
2014
2015
2016
2017
2018

Y-o-Y Growth	(17%)	10%	(45%)	(68%)	139%	56%

Diluted EPS


$1.22
$1.48
$1.40
$(3.38)
$(1.10)
$0.27
$0.54
2012
2013
2014
2015
2016
2017
2018

Y-o-Y Growth	21%	(5%)	NM	67%	125%	100%

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix
2. Includes $45 million of non-cash charges recorded in cost of goods sold & the international segment for the year ended December 31, 2016. Charges relate to a restructuring of our Australian business and market conditions in Iraq as well as an increase in reserves for excess and obsolete inventory in the U.S. and Canada as a result of the market outlook for certain products. Excluding these charges for the year ended December 31, 2016, gross profit, as reported would be $513 million (16.9%) and adjusted gross profit would be $568 million (18.7%).
3. Includes $6 million of non-cash charges recorded in cost of goods sold & in the international segment for the year ended December 31, 2017. Charges are related to reducing our local presence in Iraq. Excluding these charges for the year ended December 31, 2017 gross profit, as reported would be $588 million (16.1%) and adjusted gross profit would be $683 million (18.7%).

Total Debt Capital Structure Cash Flow from Operations Net Working Capital as % of Sales2 ($ millions) December 31, 2018 Cash and Cash Equivalents $ 43 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 393 Global ABL Facility due 2022 291 Total Debt $ 684 Preferred stock 355 Common stockholders’ equity 692 Total Capitalization $ 1,731 Liquidity $ 492 Balance Sheet Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x Net Leverage1:

Adjusted Gross Profit Reconciliation Three months ended Year ended December 31 ($ millions) Dec 31, 2018 Sept 30, 2018 Dec 31, 2017 2018 2017 2016 2015 2014 2013 2012 Gross profit $ 171 $ 172 $ 141 $ 689 $ 582 $ 468 $ 786 $ 1,018 $ 955 $ 1,014 Depreciation and amortization 6 5 6 23 22 22 21 22 22 19 Amortization of intangibles 11 12 11 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve 14 26 9 62 28 (14) (53) 12 (20) (24) Adjusted Gross Profit $ 202 $ 215 $ 167 $ 819 $ 677 $ 523 $ 814 $ 1,120 $ 1,009 $ 1,058 Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated February 14, 2019.

Fourth Quarter 2018 Investor Presentation

MRC Global 29

Adjusted EBITDA Reconciliation

	Three months ended			Year ended December 31						
($ millions)	Dec 31, 2018	Sept 30, 2018	Dec 31, 2017	2018	2017	2016	2015	2014	2013	2012
Net income (loss)	**$ 10**	**$ 24**	**$ 35**	**$ 74**	**$ 50**	**$ (83)**	**$ (331)**	**$ 144**	**$ 152**	**$ 118**
Income tax expense (benefit)	**6**	-	(49)	**21**	(43)	(8)	(11)	82	85	64
Interest expense	**10**	10	7	**38**	31	35	48	62	61	113
Depreciation and amortization	**6**	5	6	**23**	22	22	21	22	22	19
Amortization of intangibles	**11**	12	11	**45**	45	47	60	68	52	49
Increase (decrease) in LIFO reserve	**14**	26	9	**62**	28	(14)	(53)	12	(20)	(24)
Inventory-related charges	**-**	-	6	**-**	6	40	-	-	-	-
Goodwill & intangible asset impairment	**-**	-	-	**-**	-	-	462	-	-	-
Change in fair value of derivative instruments	**-**	-	-	**(1)**	1	(1)	1	1	(5)	(2)
Equity-based compensation expense	**3**	4	4	**14**	16	12	10	9	15	8
Severance & restructuring charges	**4**	-	14	**4**	14	20	14	8	1	-
Write off of debt issuance costs	**-**	-	-	**1**	8	1	3	-	-	-
Litigation matter	**-**	-	-	**-**	3	-	3	-	-	-
Foreign currency (gains) losses	**(1)**	(1)	-	**(1)**	(2)	4	3	3	13	(1)
Loss on disposition of non-core product line	**-**	-	-	**-**	-	-	5	10	-	-
Insurance charge	**-**	-	-	**-**	-	-	-	-	2	-
Cancellation of executive employment agreement (cash portion)	**-**	-	-	**-**	-	-	-	3	-	-
Expenses associated with refinancing	**-**	-	-	**-**	-	-	-	-	5	2
Loss on early extinguishment of debt	**-**	-	-	**-**	-	-	-	-	-	114
Pension settlement	**-**	-	-	**-**	-	-	-	-	-	4
Other expense (income)	**-**	-	-	**-**	-	-	-	-	3	(1)
Adjusted EBITDA	**$ 63**	**$ 80**	**$ 43**	**$ 280**	**$ 179**	**$ 75**	**$ 235**	**$ 424**	**$ 386**	**$ 463**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of Adjusted EBITDA, see our Current Report on Form 8-K dated February 14, 2019.